UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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SpartanNash Company

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On May 13, 2022, SpartanNash Company (the “Company”) issued an investor presentation in connection with the Company’s 2022 Annual Meeting of Shareholders. A copy of the investor presentation can be found below.

***

The Right Team to Deliver Shareholder Value

General Disclaimer Forward - Looking Statements The matters discussed in this presentation include "forward - looking statements" about the plans, strategies, objectives, goals or expectations of the Company. These forward - looking statements are identifiable by words or phrases indicating that the Company or management “expects,” “anticipates,” “plans,” “believes,” or “estimates,” or that a particular occurrence or event “may,” “could,” “should,” “will” or “will likely” result, occur or be pursued or “continue” in the future, that the “outlook”, “trend”, “guidance” or “target” is toward a particular result or occurrence, that a development is an “opportunity,” “priority,” “strategy,” “focus,” that the Company is “positioned” for a particular result, or similarly stated expectations. Undue reliance should not be placed on these forward - looking statements, which speak only as of the date made. There are many important factors that could cause actual results to differ materially. These risks and uncertainties include the Company's ability to compete in the highly competitive grocery distribution, retail grocery and military distribution industries; disruptions associated with the COVID - 19 pandemic; the Company's ability to manage its private brand program for U.S. military commissaries; the Company's ability to implement its growth strategy; the ability of customers to fulfill their obligations to the Company; the Company's dependence on certain major customers, suppliers and vendors; disruptions to the Company's information security network; instances of security threats, severe weather conditions and natural disasters; impairment charges for goodwill and other long - lived assets; the Company’s ability to successfully manage leadership transitions; the Company's ability to service its debt and to comply with debt covenants; interest rate fluctuations; changes in the military commissary system, including its supply chain, or in the level of governmental funding; product recalls and other product - related safety concerns; labor relations issues and rising labor costs; changes in government regulations; and other risks and uncertainties listed under “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in the Company's most recent Annual Report on Form 10 - K and in subsequent filings with the Securities and Exchange Commission. Additional risks and uncertainties not currently known to the Company or that the Company currently believes are immaterial also may impair its business, operations, liquidity, financial condition and prospects. The Company undertakes no obligation to update or revise its forward - looking statements to reflect developments that occur or information obtained after the date of this presentation. In addition, although the preliminary financial results set forth in this presentation have been prepared on a consistent basis with prior periods, they are based solely upon information available to management as of the date of this presentation. The Company is completing its financial closing procedures for the 16 - week first quarter ended April 23, 2022, and additional items that would require material adjustments to the preliminary financial results may be identified. The preliminary financial results set forth in this presentation could differ materially from the amounts that the Company ultimately reports for the first quarter. Estimates of results are inherently uncertain and subject to change, and we undertake no obligation to update this information. Important Additional Information and Where to Find It The Company has filed a definitive proxy statement on Schedule 14A, an accompanying WHITE proxy card and other relevant documents with the SEC in connection with such solicitation of proxies from the Company’s shareholders for the Company’s 2022 annual meeting of shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders may obtain a copy of the definitive proxy statement, an accompanying WHITE proxy card, any amendments or supplements to the definitive proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov . Copies will also be available at no charge by clicking the “SEC Filings” link in the “Investor Relations” section of our website, www.spartannash.com , or by contacting SpartanNashIR@icrinc.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC. Non - GAAP Financial Measures This presentation includes information regarding adjusted earnings before interest, taxes, depreciation and amortization ("adjusted EBITDA"), adjusted earnings per share (“adjusted EPS”), adjusted EBITDA margin, and military adjusted EBITDA margin. These are non - GAAP financial measures, as defined below, and are used by management to allocate resources, assess performance against its peers and evaluate overall performance. The Company believes these measures provide useful information for both management and its investors. The Company believes these non - GAAP measures are useful to investors because they provide additional understanding of the trends and special circumstances that affect its business. These measures provide useful supplemental information that helps investors to establish a basis for expected performance and the ability to evaluate actual results against that expectation. These measures, when considered in connection with GAAP results, can be used to assess the overall performance of the Company as well as assess the Company's performance against its peers. Certain of these measures are also used as a basis for certain compensation programs sponsored by the Company. In addition, securities analysts, fund managers and other shareholders and stakeholders that communicate with the Company request its financial results in these adjusted formats. Reconciliations of all non - GAAP measures to the most directly comparable GAAP measures are included in the appendix of this presentation. The Company is unable to provide a full reconciliation of the GAAP to non - GAAP measures used in the fiscal 2022 outlook and long - term targets disclosed in this presentation without unreasonable effort because it is not possible to predict certain adjustment items with a reasonable degree of certainty since they are not yet known or quantifiable, and do not relate to the Company's routine activities. These adjustments may include, among other items, restructuring and asset impairment activity, acquisition and integration costs, severance and organizational realignment costs, and the impact of adjustments to the last - in - first - out (LIFO) inventory reserve. This information is dependent upon future events, which may be outside of the Company's control and could have a significant impact on its GAAP financial results for fiscal 2022 or fiscal 2025, respectively.

Executive Summary Transformed Board and Management Executing a Winning Strategy to Drive Shareholder Value ▪ Recruited new CEO Tony Sarsam in September 2020; transformed management and organizational structure ▪ Replaced CEO in 2019 following underperformance; exited unsuccessful businesses and divested associated facilities ▪ Oversaw transformation that has resulted in meaningfully increased Net Sales and Adj. EBITDA ▪ Prudently allocated capital to increase strategic investment, significantly de - lever and enhance shareholder returns ▪ Refreshed Board with 3 new appointees in February 2022 and 5 new directors in last 5 years Board Identified Need for Change and Took Decisive Actions to Transform SpartanNash Board Actions Generating Performance Momentum and Driving Shareholder Value ▪ Highly accomplished new management team successfully navigated pandemic while improving operational KPIs ▪ Strong execution driving results: 20.1% increase in Adj. EBITDA between 2019 and 2021 ▪ 251% TSR since Board transitioned management in summer 2019; 88% since Sept. 2020 when Tony Sarsam announced as CEO Long - Term Strategy Provides Clear Path for Growth for 2022 and Beyond ▪ Delivering on strategic priorities of people first culture, transforming supply chain, elevating execution, optimizing product portfolios and launching innovative solutions ▪ Actions across wholesale and retail will drive meaningful increases in both revenue and margin ▪ Achievable 2025 targets: $10bn+ Net Sales and $300mm+ Adj. EBITDA – increases of 12% and 40% respectively vs. 2021 Highly Engaged and Refreshed Board Exceptionally Suited to Advance Transformation and Drive Shareholder Value 1 ▪ Board has evolved, with 13 directors departing the Board and 7 directors joining the Board since 2013 (pre - merger) ▪ 56% of Board nominees joined in last 5 years, including 3 new directors from refreshment process launched in summer 2021 ▪ Directors with invaluable institutional knowledge complement fresh perspectives, ensuring continuity and reducing risk ▪ Accomplished nominees possess skills directly relevant to SpartanNash and reflective of shareholder input ▪ Targeted nominees are highly qualified, outmatch the Macellum and Ancora nominees on critical skills, and have proven records of shareholder value creation ▪ Board reviewed Macellum nominees as part of recent refreshment process; determined they are inferior, bring no additive skillsets, have questionable track records, reduce Board diversity and may disrupt the Company’s successful turnaround

Executive Summary (Cont’d.) Macellum and Ancora are Short - Term Investors Fixated on Profit - Taking Versus Sustainable Long - Term Value Creation We Have Sought Constructive Engagement, But Macellum and Ancora Prioritized a Proxy Contest ▪ Macellum and Ancora (“Investor Group”) have demonstrated short - term focus and track record of value destruction ▪ Investor Group has done little to understand SpartanNash’s multi - faceted business and has prioritized financial engineering or sale ▪ SpartanNash is not an apparel, discount or department store, and Investor Group’s recycled playbook is not right for SpartanNash as a distribution and food retail company ▪ Investor Group has advocated for an ill - considered and short - term agenda that, if implemented, would harm the Company ▪ Board is open minded to any and all opportunities to enhance value – from any source – regularly evaluates options and is not opposed to sale or any other credible value enhancing idea ▪ Board has taken every possible action to engage constructively with Macellum and Ancora, but they refused to collaborate ▪ Macellum rejected multiple offers to resolve situation and avoid a proxy contest – including offer to appoint one of Macellum’s nominees ▪ Ancora never contacted the Company, and we only learned of their involvement when Investor Group’s letter was leaked to the media Vote “ FOR ” All of SpartanNash’s Highly Qualified, Diverse and Experienced Directors Nominees on the WHITE Proxy Card 2

The SpartanNash Board Has Taken Decisive Action

The Board has made hard decisions...

1. Transitioned Former CEO in 2019
2. Hired New CEO Tony Sarsam in September 2020
3. Transformed Management Team and Organization Structure
4. Continued Active Board Refreshment
5. Successfully Oversaw New Strategy Development
6. Directed Prudent Capital Allocation Strategy

...that have led to impressive results

+4.6% Net Sales Growth
2019 – 2021

+20.1% Adj. EBITDA Growth*
2019 – 2021

251% Total Shareholder Return
Since Management Transition Announcement in 2019

SpartanNash

* See the Appendix for reconciliations of non-GAAP measures to their most directly comparable GAAP measures.

3

SpartanNash and Our Winning Recipe 4

A Leading Food Solutions Company Note: All statistics are as of FY2021. (1) Includes both Military and Food Distribution business segments. (2) Total includes Coastal Pacific Foods DC facility partnership in Stockton, CA. ...Supported by National Supply Chain Network and Retail Footprint 71% Two Core Complementary Segments… Wholesale (1) Retail 29% Company Profile Key National Partners 16,500+ Associates 2,100 Independent and Chain Retailers Served 19 Distribution Centers (2) 145 Corporate - Owned Retail Stores Differentiated OwnBrands Retail Locations Distribution Centers Customer Presence % of Net Sales $8.9bn FY 2021 Total Net Sales 5

Highly Synergistic Wholesale and Retail Operations


Wholesale
~$6.4bn
2021 Net Sales
Retail
~$2.6bn
2021 Net Sales

- 8.6mm sq.ft. distribution footprint and a fleet of 550 trucks delivering 65,000 SKUs optimized across segments
- 2,100+ food distribution customers with corporate retail data synthesized into actionable customer insights
- National OwnBrands innovation drives differentiation across segments
- 145 retail stores are incubators of customer focused innovation that adds value to our food distribution customers
- Best in class shared services deliver operational excellence

SpartanNash
6

Our Refreshed Winning Recipe Defines Who We Are Mission Signature Strength Core Capabilities People | Operational Excellence | Insights that Drive Solutions Values We Serve | We Create Solutions | We Win | We Have Fun Vision We Deliver the Ingredients for a Better Life Customer - Focused Innovation We See a Day When Our Customers Say, “ I Can’t Live Without Them ” Wholesale Retail 7

Highly Accomplished, Purpose-Built and Diverse Management Team



Tony Sarsam
President and Chief Executive Officer



Adrienne Chance
Senior Vice President, Communications and Executive Director, SpartanNash Foundation



Arif Dar
Senior Vice President and Chief Information Officer



Ileana McAlary
Senior Vice President, Chief Legal Officer and Corporate Secretary



Amy McClellan
Senior Vice President and Chief Marketing Officer



Jason Monaco
Executive Vice President and Chief Financial Officer



Bennett Morgan
Senior Vice President and Chief Merchandising Officer



Dave Petko
Senior Vice President and Supply Chain Officer



David Sisk
Senior Vice President and Chief Customer Officer



Tom Swanson
Executive Vice President and General Manager, Corporate Retail



Masiar Tayebi
Executive Vice President and Chief Strategy Officer

80% of management team has been refreshed since Tony Sarsam joined SpartanNash in September 2020

= Joined SpartanNash since the beginning of 2020

= Prior Senior Leadership Experience

= Prior Retail, Food & Consumer Goods, or Wholesale Experience

= Prior Strategy / Operations Experience

= Prior Finance / Transactional Experience

SpartanNash

8

Performance Improvements Are Generating Sustainable Shareholder Value 9

New Management Team Successfully Executing Turnaround...

New People and a New Strategy. . .

- **The Board has attracted a strong management team that is advancing the Company's transformation**
- **Our management team brings key skills and qualities:**
  - Deep experience in consumer, retail, and distribution sectors
  - Diversity: 5 out of 11 senior leadership team members are women or racially / ethnically diverse
  - Proven track records of success in notable organizations (PepsiCo, Kimberly-Clark, SC Johnson, P&G, Whirlpool, Nestlé, Wolverine World Wide, Meijer)
- **Since Tony Sarsam joined as CEO in September 2020:**
  - Company has exceeded consensus estimates on Adj. EBITDA in all six quarters
  - Retail comparable store sales were positive for 5 of the past 6 quarters[1]
  - Supply chain transformation delivering run-rate cost savings of $15mm+

. . .Have Delivered Improved Results



Total Net Sales
$ billions
Martin's Acquisition
$8.5
$8.0
$8.9
$9.0-$9.3
FY 2019
FY2021
FY2022 Guidance(2)



Adj. EBITDA*
$ millions
% margin
$178
2.1%
$214
2.4%
$224-$239
~2.5%
FY 2019
FY2021
FY2022 Guidance(2)



Distribution Segment Sales Growth
(0.2%)
11.9%
FY 2019
FY2021(3)



Retail Comparable Store Sales
(0.5%)
12.7%
7.2%
FY 2019
FY2021(4)
Q1 2022(5)

Source: Public Filings, and consensus estimates from FactSet.
* See the Appendix for reconciliations of non-GAAP measures to their most directly comparable GAAP measures.
(1) Q1 2021 ended April 2021 impacted due to COVID.
(2) Represents Company's 2022 guidance for Sales and Adj. EBITDA.
(3) Represents total growth FY2019 – FY2021.
(4) Retail Comparable Store Sales for FY2021 compared on a two year basis to FY2019.
(5) Preliminary results for Q1 2022.

SpartanNash

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… And Driving Meaningful Improvements in KPI's

+48%
Improvement in Safety Incident Rate

+10%
Increase in Front-Line Pay



10%
Reduction in Fleet Mileage

Resulting in

10,000 Metric Ton Carbon Footprint Reduction



+301bps
Q1 2022 Military Segment Gross Margin vs. 2019[1]



+2.3x
Increase in New Applicants

+2x
Glassdoor Rating Increase


CARAMEL CARIBOU
LOW PRICES

+206bps
Gross Margin Expansion[1]

+68bps
Adj. EBITDA Margin* Expansion since 2019[1]



* See the Appendix for reconciliations of non-GAAP measures to their most directly comparable GAAP measures.
Note: All metrics as compared to prior to Tony Sarsam joining as CEO and as of Q1 2022.
(1) Preliminary results for Q1 2022.

SpartanNash
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2021 Performance Demonstrates Our Plan is Delivering Results...

Key Metrics

$8.9bn 2021 Net Sales	**2.3%** FY'19 – FY'21 Net Sales CAGR
$214mm 2021 Adj. EBITDA*	**1.8x** FY'21 Net Long-Term Debt to Adj. EBITDA* vs. 3.7x in FY'19
+12.7% FY'21 Retail Comparable Store Sales vs. FY'19	**+5.8%** Distribution Segment FY'19 – FY'21 Net Sales CAGR
$161mm FY'21 Net Cash from Operations	**+118bps** Military Gross Margin Increase FY'19 – FY'21

Notable Highlights

- ✓ 2021 Adj. EBITDA* beat Wall Street expectations
- ✓ Net cash from operations exceeded $160mm
- ✓ Prudent capital allocation improved net long-term debt to Adj. EBITDA leverage ratio to 1.8x*

Stock Price Performance



+56%
$30.98
$19.88
Mar-21
Jun-21
Sep-21
Dec-21
Mar-22

SpartanNash

* See the Appendix for reconciliations of non-GAAP measures to their most directly comparable GAAP measures.
Note: Stock price data through March 17, 2022 (last trading day before Investor Group's public campaign).

12

… And Wall Street Believes in Our Plan (1) Target stock price data calculated as average analyst target price through March 17, 2022 (last trading date before Investor Group’s public campaign). Mar - 19 Sep - 19 Mar - 20 Sep - 20 Mar - 21 Sep - 21 Mar - 22 Average Analyst Target Price $26.80 $17.70 +50% “ We commend management for continued focus on managing margins and identifying cost savings” (March 17, 2022) “…we would note that before (the activism situation), the shares were appreciating as a result of actions taken by the appointment of Tony Sarsam as CEO in September 2020 and his subsequent changes to the company‘s leadership team refocused on all aspects of Spartan’s operations” (April 21, 2022) “If SPTN continues to benefit from prolonged shifts toward eating at home, is able to sustain efficiency gains from the pandemic period, and new supply chain initiatives perform better than anticipated, we believe that SPTN could achieve ~$240M in 2023E EBITDA” (February 25, 2022) Analyst Price Targets (1) 13

Strong Q1 2022 Results

Preliminary Q1 2022 Results:

$2.7bn - $2.8bn
Net Sales Compared to $2.66bn in Q1'21

$75.6mm - $77.6mm
Adj. EBITDA Compared to $64.8mm in Q1'21*

Driven By:

1. **Supply chain transformation including:**
   - Securing $15mm+ in run-rate cost savings and meeting initial full-year commitment of $15mm - $30mm of annualized savings during the first quarter
   - Delivering an impressive ~7% improvement in throughput rate YoY
2. **Building on strong momentum in retail, comparable store sales increased 7.2%**
3. **Achieving military operating margin between 0.21% - 0.25% and preliminary military Adj. EBITDA margin between 1.5% - 1.6%, in excess of our turnaround target of 1% as the operational and supply chain improvements take hold**
4. **Sizeable benefit from the inflationary product cost environment**

Raising FY 2022 Guidance As A Result

$9.0bn - $9.3bn
Net Sales vs. prior guidance of $8.9bn - $9.1bn

$224mm - $239mm
Adj. EBITDA vs. prior guidance of $214mm - $229mm

* See the Appendix for reconciliations of non-GAAP measures to their most directly comparable GAAP measures.

SpartanNash
14

Total Shareholder Return (TSR) Outperformance Note: TSR Data as of March 17, 2022 (last trading date before Investor Group’s public campaign). (1) Represents the median of SPTN Performance Peers, wh ich include: ACI, KR, IMKTA, WMK, SFM, and UNFI. A peer comparison slide is included in the Appendix. 191% 105% 79% S&P 500 107% 137% 63% S&P 500 3 - Year TSR (% Return) Performance Peers (1) 60% 44% 13% S&P 500 Performance Peers (1) Performance Peers (1) 1 - Year TSR (% Return) 2 - Year TSR (% Return) 15

37% 15% 48% ~$650mm+ Capital invested and returned to shareholders FY19 – FY21 CapEx and IT Capital Debt Repayment Dividend & Share Repurchase The Board Has Allocated Capital in a Disciplined, Balanced and Prudent Way Source: Historical Company filings. * See the Appendix for reco nciliations of non - GAAP measures to their most directly comparable GAAP measures. (1) The Company transitioned its FYE during 2013 and the 3 9 weeks ended December 2013 is known as ‘Transition Fiscal Year 2013’. $71 $75 $86 FY2019 0.7% of Net Sales FY2021 0.9% of Net Sales FY2017 0.9% of Net Sales Capital Expenditures and IT Capital * $ millions 3.1x 3.7x 1.8x Net Long - Term Debt / Adj. EBITDA* Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 CAGR: 15% FY2017 FY2019 FY2021 Strengthening the balance sheet for resilience and future flexibility Consistently Increasing Quarterly Dividends $0.20 $0.05 2011 2012 2013 2013 (1) 2014 2015 2016 2017 2018 2019 2020 2021 2022 Consistently returning capital to shareholders While investing to maintain critical infrastructure 16

Long - Term Strategy Provides Clear Path for Future Growth 17

Delivering on Our Strategic Priorities Create a People First Culture to Make Us the Employer of Choice 1 Deliver on the Promise to Transform the Supply Chain 2 Act on Insights to Optimize Product Portfolios 4 Launch Customer - Centric Innovative Solutions 5 Elevate Execution to Win the Day 3 Executing Turnaroun d 2020 - 2022 Driving Growth Strategy 2022 and Beyond 18

Executing Turnaround 2020-2022

Investing in Our People to Become the Employer of Choice

- *Increased Associate Pay*
- *Supervisor Training / Manager Development*
- *Implemented Targeting Recruiting Programs*
- *Extensive Front-Line Training*
- *Redesigned Benefits*

Our Deliberate Actions Have Had a Measurable Impact

+10%	Increase in Front-Line Pay
+2.3x	Higher Than Normal Applicant Flow
+75%	Reduction in Length of Time for New Hire Benefits from 60 Days to Less Than 30 Days
+48%	Improvement in Safety Incident Rate
+27%	YoY Improvement in Employee Company Rating
+2x	Glassdoor Rating Increase

Note: All metrics as compared to prior to Tony Sarsam joining as CEO and as of Q1 2022.

SpartanNash
19

Executing Turnaround 2020-2022

Gross Margin Improvement

Wholesale



- Price Optimization
- Shift Towards Fresh and Value Add
- Military Segment Margin Improvement
- Local Offerings

Retail



- Consumer Based Pricing
- Promotion Effectiveness
- Enhanced Assortment
- Focus on Fresh and Local

OwnBrands


Our Family
MILK

- OwnBrands penetration now exceeds 20%
- Improved quality, packaging, assortment
- Drives Value in Wholesale, including Military, and Retail

Initiatives Have Driven Meaningful Improvements to Gross Margin

+206bps

Gross Margin Expansion from 2019 to Q1 2022[1]

(1) Preliminary results for Q1 2022.

SpartanNash

20

© Copyright 2022 SpartanNash. Proprietary and Confidential. Delivering Promise to Transform Supply Chain Executing Turnaround 2020 - 2022 Note: All improvements as of Q1 2022. (1) Network optimization improvements since 2020. (2) Total includes Coastal Pacific Foods DC facility partnership (3) End of curve performance in 2022. Commenced transition in Stockton, CA. in March 2022, procurement is currently underway with run rate achieved at year end. (4) Q1 2022 throughput is preliminary. Optimized network to 19 Distribution Centers (2) (Closed 2 to scale in core markets, opened 2 to grow as part of geographic expansion plans) Enhanced transportation people, process and technology, resulting in 10% drop in network miles including new transportation management system Invested in training, process improvement and technology automation, gaining efficiency and removing waste including remapping SKUs and automating exception handling 20% Of Network Reworked (1) Optimized Network Redefined Operations Enhanced Transportation 7mm Network Miles Reduced (3) Distribution Centers Actions have secured $15mm+ of previously committed transformation savings within first year 21 ~ 7% Improvement in Outbound Throughput (cases per hour) (4)

Strategy to Deliver Long - Term Growth 2025 Outlook $10bn+ Net Sales 12% growth from 2021 at 3% CAGR $300mm+ Adj. EBITDA 40% increase from 2021 at 9% CAGR* 3% Adj. EBITDA Margin 25% increase from 2021* Driving Growth Strategy 2022 and Beyond 1 $1bn sales growth from share gains and continued expansion into value - add offerings 2 Incremental Adj. EBITDA through margin enhancing innovation including OwnBrands execution, supply chain efficiencies, automation and retail execution 3 Potential for programmatic M&A to further accelerate share gains and increased scale *See the Appendix for reconciliations of non - GAAP measures to their most directly comparable GAAP measures. Note: This page presents the Company’s long - term targets for fiscal 2025. 22

Driving Growth Strategy 2022 and Beyond

Growing Our Topline Revenue to $10bn+ by 2025

Customer Share Gains

Step Change in Sales Growth from New National and Independents Customers

- Robust sales pipeline to grow share through both national and independent customers
- Transforming supply chain elevates service levels while creating capacity for customer growth
- Partnership and M&A strategy focused on expanding network geographically to penetrate new attractive markets

$1bn

2022-2025 Combined Incremental Top-line Revenue Outlook

Expansion into Value Added Offerings

Extend and Expand Opportunities Grow Existing Customers and Gain Share

- Ramp-up value-added customer services including technology services, IT security, digital marketing and eCommerce introducing tiered service model for customers
- Expanding fresh and local assortment as well as convenience grab-and-go offerings to increase draw and surprise shoppers
- Investing in loyalty program to increase customer retention and spend
- Marketplace partnerships with DoorDash, Instacart, and Grubhub maximizes retail capabilities and increases food distribution scale

SpartanNash sees opportunity to grow Net Sales through two major initiatives

SpartanNash

Note: This page presents the Company's long-term targets for fiscal 2025.

23

Driving Growth Strategy 2022 and Beyond

Expanding Our Adj. EBITDA to $300mm+ by 2025

Deliver on Insights for Richer Retail Experience

Continue banner rationalization

Conventional - Mass | Ethnic | Upmarket

FAMILY FARE. | Supermercado Nuestra Familia | Martin's | Fresh Market

Increase draw and retention with premium and local offerings



Continue store remodels and tailored associate trainings to further differentiate upmarket experience



Increase market share through omnichannel offerings creating seamless customer experience


FAMILY FARE.

Incremental EBITDA from retail share gains through differentiated upmarket, local assortment and convenience

Innovate to Be an OwnBrands Leader



Increase Retail and Wholesale OwnBrand penetration by 15%+ by launching 600 new products developed from shopper insights

Our Family | Fresh & Finest | Freedom's Choice

Maximize brand equity and efficiencies by streamlining portfolio to 3 Ownbrands



Reconceptualized packaging incorporating consumer feedback differentiating products

Incremental EBITDA from OwnBrands penetration across Retail and Wholesale

Capitalize on Best-in-Class People and Operational Excellence Capabilities

Continue to invest in front line associates to improve acquisition and retention





Work with vendor and supply partners to transform merchandising to combat inflationary pressure and deliver customer-led sustainable growth

Increase automation to deliver $20mm in SG&A savings



People leadership and operating excellence unlock company-wide savings

SpartanNash

Note: This page presents the Company's long-term targets for fiscal 2025.

© Copyright 2022 SpartanNash. Proprietary and Confidential.

24

© Copyright 2022 SpartanNash. Proprietary and Confidential. Capacity to Execute and Integrate M&A History and Preparation for Next Phase of Inorganic Growth Driving Growth Strategy 2022 and Beyond Retail Bolt - Ons Wholesale Geographic Expansion Strategic Fit Standalone Attractiveness M&A Criteria Value Creation Opportunity Capitalizing on M&A History – Successes and Lessons Learned x Generated over $52mm in synergies. Since the acquisition, the Company has continued to return capital to investors through share repurchases, investing in the business, and consistently increasing dividends each year. x Poor due diligence and integration planning resulted in dilutive deal. CFO immediately exited by Board; CEO shortly thereafter. x Highly accretive, learnings from Caito reflected in due diligence and integration plan. Since the first year operating Martin’s, EBITDA including synergies, has nearly tripled. x Announced in April 2022 following a 6 - month due diligence and integration planning process, leveraging lessons learned from Martin’s approach. Portfolio Improvement M&A Priorities 25

Our Board Has Taken Decisive Action to Create Shareholder Value 26

We Have Assembled a Board with Highly Relevant Skills and Experience Board appointee in 2022 Douglas A. Hacker Independent Director, Board Chair  Former CFO and EVP of Strategy for United Airlines; President of UAL Loyalty Services  Joined boards of Columbia Seligman Premium Technology Growth Fund and Tri - Continental Corp. in 2022  Provides expertise in finance, accounting, strategy, and management Tony Sarsam President and CEO  Former CEO of Borden Dairy and Ready Pac Foods; Former President of Nestle USA Direct Store Delivery Company  More than three decades of leadership in the food industry  Provides significant experience leading companies in the consumer - packaged goods and food distribution businesses M. Shan Atkins, NACD.DC and ICD.D Independent Director, Audit Committee Chair  Director of Darden Restaurants and Aurora Cannabis  Former Director of Tim Hortons, SunOpta, The Pep Boys, and Shoppers Drug Mart; Former Partner at Bain & Co.  Provides expertise in strategy, finance, and accounting Matthew Mannelly Independent Director  Former Director and CEO of Prestige Brands  Former CEO of Cannondale Bicycle Corporations and Former Director of Performance Sports Group and Collier Creek Holdings  Provides expertise in retail and food and consumer product marketing Julien Mininberg Independent Director  CEO and Director of Helen of Troy Limited; Former CEO of Kaz Inc.  Spent 15 years at The Procter & Gamble Company, serving in general management and marketing leadership positions in the United States and Latin America  Provides expertise in management, marketing, and culture transformation Jaymin Patel Independent Director  President, CFO, and Director of Clarim Acquisition Corp; Former CEO and Director of Brightstar Corporation  Former CEO and Director of GTECH Corporation (now IGT) and public company CFO  Director of Bally’s Corp; Former Director of Willis Towers Watson  Provides expertise in global operating performance and supply chain Maj. Gen. (Ret.) Hawthorne L. Proctor Independent Director  Managing Partner of Proctor & Boone LLC Consulting; Former Senior Logistics Consultant in the Department of Defense Business Group of Intelligent Decisions  35 years of service in the United States Army  Provides expertise in logistics and planning Pamela Puryear, Ph.D. Independent Director  Former EVP, Global Chief Human Resources Officer of Walgreens Boots Alliance; Former SVP, Chief Human Resources Officer of Zimmer Biomet  Director of Standard Motor Products, NextGen Healthcare, and Rockley Photonics Holdings  Provides expertise in human capital management and innovation William R. Voss Independent Director, Nominating and Corporate Governance Committee Chair  Managing Partner of Lake Pacific Partners  Former director of three public companies, two of which were Fortune 500 (Nash Finch and Pilgrims Pride); also director of over 20 private companies  Provides significant industry and transaction experience Please refer to the Appendix (pages 47 - 49) for detailed director bios 27

© Copyright 2022 SpartanNash. Proprietary and Confidential. Executing Ongoing Board Refreshment In 2018, SpartanNash resumed a board refreshment process. This refreshment process continues to be a priority today with three new independent directors added in February 2022. (1) Mr. Tanner passed away on January 24, 2019. September 2020 Tony Sarsam named as CEO and director February 2022 Julien Mininberg, Jaymin Patel, and Pamela Puryear added to the Board February 2022 Frank Gambino, Yvonne Jackson, and Elizabeth Nickels announced they will not stand for reelection at the 2022 Annual Meeting March 2021 Chairman and long - standing director, Dennis Eidson announced retirement from Board May 2021 Douglas A. Hacker appointed as Chairman July 2021 The Board formally launched a search process for board refreshment and signed an engagement letter with search firm Russell Reynolds November 2021 Initial meeting with Macellum August 2019 David Staples resigned as President, CEO, and director February 2018 Two new independent directors, Matthew Mannelly and Gregg Tanner (1) , are added to the Board 56 % of Board nominees are members added in last 5 years Board Refreshment Consciously Paused During Management Transition 28

© Copyright 2022 SpartanNash. Proprietary and Confidential. Douglas Hacker Independent Chair Tony Sarsam President, CEO, Director Shan Atkins Independent Director Matthew Mannelly Independent Director Julien Mininberg Independent Director Jaymin Patel Independent Director Hawthorne Proctor Independent Director Pamela Puryear Independent Director William Voss Independent Director We Have Actively Refreshed the Board to Meet the Changing Dynamics of Our Business The SpartanNash Board has been thoroughly refreshed since the merger of Spartan Stores and Nash Finch, with only 4 of the 15 pre - merger directors remaining to provide continuity Former Director Director Nominee C Chair Nash Finch Spartan Stores C William Voss C Craig Sturken Christopher Bodine Shan Atkins Alec Covington Wendy Beck Mickey Foret Dennis Eidson Douglas Hacker Frank Gambino Hawthorne Proctor Yvonne Jackson Frederick Morganthall, II Elizabeth Nickels Timothy O’Donovan SpartanNash Craig Sturken Shan Atkins Dennis Eidson Mickey Foret Frank Gambino Douglas Hacker Yvonne Jackson Elizabeth Nickels Timothy O’Donovan Hawthorne Proctor William Voss C 2013 (Pre - Merger) 29 (1) Reflects the Board’s director nominees. Today (1) 2014 (Post - Merger) SpartanNash

© Copyright 2022 SpartanNash. Proprietary and Confidential. Creating an Effective Board with the Right Mix of Expertise Our Board has diverse skillsets that complement our long - term food solutions focused strategy Other Key Points Our Board also has valuable experience in both military logistics as well as human capital management Skills / Expertise (1) Directors Public Company Experience ض ض ض ض ض ض ض ض ض 9 of 9 Business Operations and Leadership ض ض ض ض ض ض ض ض ض 9 of 9 Food or Consumer Product Industry ض ض ض ض ض ض ض ض ض 9 of 9 Strategic Transaction / M&A ض ض ض ض ض ض ض ض 8 of 9 Sales and Marketing ض ض ض ض ض ض ض 7 of 9 Corporate Strategy ض ض ض ض ض ض ض 7 of 9 Operational Risk Management ض ض ض ض ض ض ض 7 of 9 Supply Chain / Logistics / Distribution ض ض ض ض 4 of 9 Financial Expertise ض ض ض ض 4 of 9 ESG / D&I ض ض ض ض 4 of 9 30 (1) Reflects the Board’s director nominees.

Macellum and Ancora Are Targeting the 3 Directors Who Have Led Positive Changes at SpartanNash ▪ As Chairman, Mr. Hacker has led the Company’s Board through comprehensive transformation, as well as overseen SpartanNash through successful executive leadership upgrades ▪ Extensive public company leadership and board experience, including having served as a director for Travelport Worldwide Limited, SeaCube Container Leasing and Aircastle Limited, and currently as director for Columbia Seligman Premium Technology Growth Fund and Tri - Continental Corp. ▪ Proven track record of maximizing shareholder value in director roles, including through all - cash sales completed at Travelport, SeaCube and Aircastle ▪ Corporate entrepreneur, founder of travel booking site, Orbitz; served as shareholder representative on the Board following IPO and through company sale ▪ In various roles at United Airlines, was responsible for raising billions of capital in wide variety of transactions, reorganizing internet assets and loyalty businesses, improving profitability of MileagePlus business by over $100 million in first year, and generating over $300 million of gains from sale of internet businesses ▪ Extensive public company board experience, including through service on 10 North American company boards, such as The Pep Boys, Shoppers Drug Mart, Tim Hortons (where she oversaw superior share price performance and in the case of Tim Hortons, a sale of the Company to Burger King and 3G Capital for more than $11 billion) and Darden (where she was elected to the Board as part of the Starboard slate) ▪ Spent more than a decade at Bain & Company advising clients, including a best - in - class grocery retailer and several leading big box and other specialty retailers, on matters ranging from operating performance improvement, to business transformation and M&A ▪ Held major executive roles with Sears Roebuck including leading a $2.3 billion hard lines business to record results, running global product sourcing and launching a new retail concept, The Great Indoors ▪ Veteran speaker and instructor in leading corporate governance programs in the USA and Canada (NACD, WCD, NYSE/Corporate Board Member, and ICD, among others) ▪ A co - author of NACD’s Directorship Certification examination, the gold standard in the USA for professional directors ▪ Starting in 2018, as the Nominating and Corporate Governance Committee Chair, Voss has led SpartanNash’s Board and management refreshment process, which included finding highly qualified candidates ▪ Extensive public and private company leadership and board experience in the food, consumer products and distribution industries ▪ Highly successful private equity investor in the food, consumer products and retail industries, generating top quartile net returns (IRR’s) in excess of 25% ▪ Entrepreneur who founded and led Natural Nutrition Group, a leading organic food manufacturer, which was sold to Hain Celestial Group ▪ In roles as Chair or CEO, as private equity investor and senior advisor, was responsible for leading mergers, acquisitions, divestitures, and debt/equity financings totaling more than $3 billion ▪ As Principal at Booz, Allen & Hamilton, advised numerous food, consumer and retail clients, including leading food/drug retail and direct - to - consumer businesses Douglas A. Hacker Former EVP of Strategy, President of UAL Loyalty Services and CFO for United Airlines M. Shan Atkins Director of Darden Restaurants and Former Partner at Bain & Company, Global Consumer & Retail Practice William R. Voss Founder and Managing Partner of Lake Pacific Partners, former CEO/President of Natural Nutrition Group, McCain Foods and Pilgrim’s Pride 31

© Copyright 2022 SpartanNash. Proprietary and Confidential. SpartanNash’s Directors Have a History of Maximizing Shareholder Value through M&A SpartanNash is at risk of losing Board members with extensive M&A acumen $4.7bn Patel $4.4bn Hacker $7.4bn Hacker $11.4bn Atkins $0.4bn Voss $1.6bn Hacker $1.2bn Patel $0.5bn Hacker $1.3bn Hacker, Atkins, Voss, Proctor $1.0bn Atkins $0.3bn Sarsam $0.2bn Atkins $0.1bn Voss $0.1bn Atkins Undisclosed Patel Undisclosed Voss Undisclosed Sarsam Undisclosed Voss Undisclosed Voss Undisclosed Voss Undisclosed Voss Undisclosed Atkins ▪ SpartanNash’s Board has a demonstrated track record of pursuing strategic M&A to enhance shareholder value 32 ▪ Deep understanding of the M&A process, having guided companies through numerous sale transactions ▪ Directors at risk are those with the most extensive experience leading companies through sale processes to maximize shareholder value ▪ Replacing these directors with Macellum’s nominees would meaningfully impair the Board’s M&A acumen

© Copyright 2022 SpartanNash. Proprietary and Confidential. Governance Overview Separation of Chair and CEO Roles 8 of 9 Independent Directors 5 Directors Joined in Past 5 Years 44% Diverse Directors (1) Presents the approximate average tenure for all director nominees as of April 1, 2022 measured since the 2013 merger of Nash Finch and Spartan Stores. The average tenure for all director nominees including their prior service at Nash Finch or Spartan Stores, as applicable, is 8.8 years. (2) Key stats reflect the Board’s director nominees. Policy against hedging and pledging of securities Annually elected directors New independent board chair in May 2021 Majority vote director resignation policy in uncontested elections All directors except CEO are independent Policy against director over - boarding 4 1 4 ≤ 2 years 3 - 5 years 6+ years Average Tenure: 4.4 Years A Refreshed Board Led by an Independent Chair (2) Corporate Governance Best Practices Balanced Tenure (1) 33

Our Core Capabilities Are Aligned with Our ESG Priorities and the UN Sustainability Development Goals

SpartanNash published its inaugural ESG Report in March 2022, building on prior CSR reporting

	SpartanNash ESG Priorities	UN SDG Goals	Key Accomplishments 2021 to Present
PEOPLE	We keep Associates healthy and safe We engage, develop and reward our Associates We ensure a diverse and inclusive workforce	SDG 3: Good Health and Well-being SDG 8: Decent Work and Economic Growth SDG 10: Reduced Inequalities	**48%** Improvement in Injury Rate **+$1m** Provided in Associate Vaccine Incentives **+10%** Average Entry-Level Pay Increase
OPERATIONAL EXCELLENCE	We fight hunger by contributing to the circular economy We focus on supply chain efficiencies, applied use of technology, and partnerships to reduce waste We optimize operations to reduce our energy usage and carbon footprint	SDG 2: Zero Hunger SDG 12: Responsible Consumption and Production SDG 13: Climate Action	**5m** Meals Donated **+$1m** Aid Provided to Ukraine in 2022 **2.8k** Metric Tons of Food Waste Diverted **28m** KWH of Energy Reduced **20k** Metric Tons of CO_2 Emissions Reduced
INSIGHTS THAT DRIVE SOLUTIONS	We offer healthy, convenient and local products along with value-added services to support healthier lives for our grocery and pharmacy customers	SDG 3: Good Health and Well-being	**140k+** COVID-19 Vaccinations Administered **70+** Free Vaccine Clinics Hosted Throughout Communities

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117% 80% 65% 46% 66% 144% 110% 2014 2015 2016 2017 2018 2019 2020 Executive Compensation Program Designed to Align Pay with Performance When performance is low, executive compensation follows Shareholders provided robust support of executive compensation program and stock incentive plan 95.8% Supported ‘Say - On - Pay’ Proposal in 2021 (2) 93.4% Supported Stock Incentive Plan Proposal in 2020 (2) Source: FW Cook CEO Compensation Report, public filings, and FactSet. (1) Realized Total Compensation consists of (i) base salary earned during the applicable year, (ii) annual bonus earned for the applicable fiscal year, (iii) long - term performance cash payouts earned for grants awarded during the applicable fiscal year (i.e., value reflects final payout following the 3 - year performance period), (iv) realized value of awards granted during the applicable fiscal year on the vesting date (i.e., value reflects changes in stock price between grant date and vesting date), and (iv) discretionary bonuses and all other compensation as reported in Summary Compensation Table as filed in definitive proxy in year following the period presented. (2) Percentages are calculated using the votes cast standard. Post - Merger Weak Performance CEO Realized Total Compensation as Percentage of Target (1) Board Takes Action 35

Macellum and Ancora Have Prioritized Short - Term Gains Over Sustainable, Long - Term Value Creation for All Shareholders 36

Do Macellum and Ancora Have SpartanNash's Best Interest in Mind?

Big Lots serves as a cautionary tale on Macellum and Ancora's short-term playbook

- Big Lots added three directors to its Board following pressure from Macellum and Ancora, including Macellum's Aaron Goldstein and Macellum's nominee Andrew Clarke
- Big Lots also complied with Macellum and Ancora's demand for completing a sale-leaseback transaction. The activist funds sold down their position shortly thereafter
- To date, total shareholder return depreciated by (28.2%)(1) and (50.3%)(1) after Aaron Goldstein and Andrew Clarke, respectively, exited the Board, destroying shareholder value and highlighting the risks of Macellum and Ancora's short term agenda

Big Lots Timeline and Stock Price Performance



$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
1/1/2020
4/1/2020
7/1/2020
10/1/2020
1/1/2021
4/1/2021
7/1/2021
10/1/2021
1/1/2022
4/1/2022
April 2020
Settlement Agreement reached; Macellum nominees join board
June 2020
Big Lots announces completion of sale and leaseback transaction
September 2020
Ancora and Macellum sell shares below 5% ownership threshold
October 2020
Aaron Goldstein resigns from Big Lots board
May 2021
Andrew Clarke leaves the Board at the conclusion of his term
6 Months

We believe Macellum and Ancora's demands are self-interested and not in the best interest of all shareholders

SpartanNash

(1) Reflects TSR as of April 29, 2022 from respective nominee board exit.

37

A Large Sale-Leaseback Would Have a Materially Negative Financial Impact on SpartanNash

Even if a $1bn sale-leaseback at 7% cap rate was feasible as Macellum and Ancora claim, a sale-leaseback funded capital return to shareholders is a highly risky short-term financial maneuver

- ✘ Reduced control and flexibility over distribution real estate, which is strategically critical
  - ✘ Most grocery and food distributors own majority of their distribution real estate
- ✘ More expensive type of financing vs. other forms of debt
- ✘ Significantly more difficult transaction to un-do vs. traditional debt instruments
- ✘ Increases adjusted debt levels
- ✘ Loss of assets that could be leveraged for financial flexibility in the future
- ✘ Potential for significant tax leakage

	Current	Pro Forma for $1bn Sale-Leaseback	Impact
Adj. EBITDA Margins*	2.4%	1.6%	↓ 33%
Net Adj. Debt(1) / Adj. EBITDAR*	3.4x	6.1x	↓ 83%
Fixed Charge Coverage(2)	3.5x	1.8x	↓ 49%
Liquidity(3)	$479mm	($40mm)	↓ 108%
Overall Attractiveness	✓	✘	✘

"At a roughly $1B value, we estimate a sale of most of the real estate would represent about 60% of the company's market cap on an after-tax basis, though we are not sure how practical a monetization might be. A transaction of this size would provide a significant amount of capital, but the company would give up control of the real estate and burden its EBITDA by an estimated $65MM. We also note that most distributors own a sizable portion of their real estate we remain concerned about how practical a wide scale monetization that leaves a mostly/entirely leased presence might be"

BTIG *(April 27, 2022)*

* See the Appendix for reconciliations of non-GAAP measures to their most directly comparable GAAP measures.
Source: ISS Report, Public Filings, Macellum March 18, 2022 Letter to SPTN, FactSet and Bloomberg as of March 17, 2022.
(1) Net Adjusted Debt includes 8.0x Rent Expense.
(2) Fixed Charge Coverage Ratio represents Adj. EBITDAR / Fixed Charges. Fixed Charges include interest and rent expenses.
(3) Liquidity represents amount available for borrowings under the Company's revolving credit facility plus cash and cash equivalents.

SpartanNash

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Macellum’s Director Appointees Have Destroyed Shareholder Value Macellum directors have led to declines in shareholder value and negative TSRs in past investments * Indicates campaigns that were jointly run by Macellum and Ancora * * Relative TSR Since Director Appointment vs S&P Retail (93%) (1) (66%) (2) (61%) (3) (43%) (2) (21%) (2) Companies subject to further activist attacks after Macellum Companies that filed for bankruptcy after Duskin was a Director * * 2022 2022 (1) From onset of tenure through April 17, 2019, the date that Christopher & Banks’ shares were announced as suspended from trading on the NYSE. (2) From onset of tenure to present day as of April 29, 2022. (3) From onset of tenure to May 12, 2021, when Macellum nominee was no longer up for election. 39

Does Ancora Have the Time to Focus on SpartanNash? Source: FactSet as of May 1, 2022. Ancora has launched 9 activism campaigns in the 2022 proxy season Ancora has NEVER reached out to or spoken with SpartanNash Notably, SpartanNash was not aware Ancora was involved in this campaign until their name was included in the first Investor Group public letter on March 18 th 40

Our Nominees Have Superior Skills and Experience to Those Proposed by Macellum and Ancora

Dissident nominees may disrupt SpartanNash's successful turnaround

- Focused on what is good for Macellum and Ancora versus what is beneficial for SpartanNash shareholders
- Nominees do not bring skills necessary to advance SpartanNash's current strategy
- No defined vision or plan to grow SpartanNash and advocates for high-risk financial engineering

Dissident Nominee versus SpartanNash Nominee Skills Matrix

	Business Operations And Leadership	Food or Consumer Product Industry	Sales and Marketing	Supply Chain / Logistics	Strategic Transaction / M&A	Financial Expertise	Corporate Strategy	Operational Risk Management	Diversity
Jonathan Duskin	✗	✗	✗	✗	✓	✓	✗	✗	✗
John Fleming	✓	✓	✓	✗	✗	✗	✓	✓	✗
Michael Lewis	✓	✓	✓	✗	✗	✗	✗	✓	✗
SPTN Director Nominees	9 of 9	9 of 9	7 of 9	4 of 9	8 of 9	4 of 9	7 of 9	7 of 9	4 of 9

The addition of the dissident nominees does not improve any skillset category and would reduce the Board's diversity

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SpartanNash Would Lose Integral Board Expertise and Diversity if Macellum and Ancora's Nominees are Elected

Nominee	Qualification Concerns	SpartanNash's Considerations
Jonathan Duskin	× **Few skills directly relevant** to SpartanNash's business × **No food, grocery, or distribution experience**	× **Short-term investor mentality** × **Focused on what is good for Macellum** regardless of SpartanNash's success and performance × **Not additive from a diversity perspective**
John Fleming	× **Previous ties to Macellum and Ancora** – appointed as a director at Bed Bath & Beyond by Macellum and Ancora in 2019, with **BBBY underperforming S&P** during his tenure[1] × **Questionable track record and reputation** at Wal-Mart ***Fleming had "a rocky track record, including a failed attempt to take the Wal-Mart brand upscale in 2005."*** [2] **– Deborah Weinswig** *Research Analyst at Citibank*	× Lack of supply chain, strategic transaction, and financial experience is **not additive and raises concerns** for SpartanNash × **Not additive from a diversity perspective** ***"Fleming's departure may be related to the aforementioned lack of success of his strategies"*** [3] **– Charles Grom** *Research Analyst at JP Morgan*
Michael Lewis	× **No grocery retail experience** (in over a decade) × **No public company board experience**	× Lack of supply chain, strategic transaction, and financial experience is **not additive and raises concerns** for SpartanNash × **Not additive from a diversity perspective**

Note: Descriptors of these candidate qualifications is based on publicly available information, as they have not been made available for discussion and assessment
(1) As of April 19, 2022
(2) Source: Supermarketnews, July 12, 2010.
(3) Source: Wall Street Journal, July 3, 2010.

SpartanNash

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Macellum Prioritized a Proxy Contest, and Ancora Never Contacted the Management Team or Board

We Have Taken Every Possible Action to Engage with Macellum and Ancora Constructively...		... But They Have Refused to Collaborate or Demonstrate Understanding of SpartanNash
November 2021 to February 2022	✓ We spoke with Macellum 4 times through calls or meetings between November and February and discussed the Company's business history, financial performance, and retail operations with the Macellum team	✗ After only the second meeting, Macellum nominated a control slate without presenting any ideas or thesis while owning only 1,000 shares at the time. Macellum went silent on us and made no attempt to communicate or meet with the Company from mid December 2021 until the Company reached out in February 2022
	✓ Culminating the Board refreshment process started in summer 2021, the Board appointed three new directors in February 2022; Jason Monaco forwarded press release to Macellum with the assumption Macellum would be pleased based on past dialogue	✗ Despite no interactions with the Company in almost two months between December 14, 2021 and February 7, 2022, Jonathan Duskin requested a meeting with the Board
March 2022	✓ Chair Douglas Hacker and Board members Shan Atkins and William Voss, along with Tony Sarsam and Jason Monaco, met with Macellum. For the first time the investor shared a thesis, calling for the Company to publicly announce an exploration of strategic alternatives. Hacker sent a note that the Company would review and offer follow-up conversation	✗ In response to Hacker's note, Aaron Goldstein demanded the Board i) appoint four of Macellum's five nominees, along with two current director retirements, ii) agree to explore strategic alternatives, iii) form a strategic review committee with Macellum nominees in leadership role, and iv) give a firm commitment to sale-leaseback
	✓ Board offered to interview two Macellum candidates, John Fleming and Michael Lewis, as part of a process to appoint one mutually agreed upon director with experience in grocery and retail distribution	✗ Duskin refused to permit interviews, expressed strong dissatisfaction, and reiterated earlier demands
	✓ In an effort to reach a constructive resolution, the Company offered to appoint, subject to interviews and Board approval, either Mr. Fleming or Mr. Lewis and form a Board committee to review certain parts of the business, chaired by Sarsam	✗ Duskin rejected the offer out of hand without a counter-proposal
	✓ Despite our disappointment, we remained open minded to a settlement after these discussions	✗ On March 18, Macellum and Ancora leaked a letter announcing their director nominations. This was the first time the Company was made aware of Ancora's partnership with Macellum

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© Copyright 2022 SpartanNash. Proprietary and Confidential. Setting the Record Straight Macellum and Ancora’s Myths Facts No strategy ▪ As discussed in prior earnings calls, going into 2022, SpartanNash has a new corporate identity that sets a strategic direction for growth and stewardship Sale - Leaseback is a great idea ▪ A sale - leaseback transaction would add unsustainable risk to our business – while also diluting value, shrinking liquidity to unsustainable levels, and committing the Company to higher ongoing borrowing costs Capital allocation ▪ Even with investments in necessary Capex, we have meaningfully deleveraged and had strong return of capital in recent years Paying for poor performance ▪ The Company has implemented best practices to govern executive compensation that are tightly linked to long - term value creation Reactive on Board refreshment ▪ The ongoing Board refreshment process resumed in 2018 and was continued in July 2021, long before Macellum and Ancora initiated dialogue Buyer interest ▪ SpartanNash remains open - minded and receptive to constructive ideas, from any source, that will drive shareholder value ▪ The Board has the expertise to evaluate and facilitate a sale of the Company if needed Dissident directors bring needed expertise ▪ Dissident director nominees do not add skill sets and would harm the Board’s diversity New SpartanNash management team drove Borden into bankruptcy ▪ In the midst of significant industry - wide financial pressure, the management team at Borden led a successful restructuring of the Company that drove significant value and retained jobs during the pandemic Macellum and Ancora will create shareholder value ▪ Macellum and Ancora are short - term investors fixated on profit - taking, and past Macellum nominees have destroyed shareholder value at other companies 44

© Copyright 2022 SpartanNash. Proprietary and Confidential. SpartanNash’s Board is Committed to Shareholder Value Creation ▪ Turnaround is Generating Performance Momentum and Driving Shareholder Value ▪ Long - Term Strategy Provides Clear Path for Growth for 2022 and Beyond ▪ Highly Engaged and Refreshed Board Exceptionally Suited to Advance Transformation and Drive Shareholder Value ▪ Macellum and Ancora are Short - Term Investors Fixated on Profit - Taking Versus Sustainable Long - Term Value Creation ▪ We Have Sought Constructive Engagement, But Macellum and Ancora Prioritized a Proxy Contest Transformed Board and Management Executing a Winning Strategy to Drive Shareholder Value ▪ Board Has Taken Decisive Actions to Transform SpartanNash Douglas Hacker Hawthorne L. Proctor M. Shan Atkins Pamela Puryear, Ph.D. Matthew Mannelly Tony Sarsam Julien Mininberg William Voss Jaymin Patel 45 Vote the Proxy Card Today The SpartanNash Board of Directors unanimously recommends that you vote the WHITE proxy card: x For the election of ALL of the Company’s highly qualified Board nominees:

Appendix 46

© Copyright 2022 SpartanNash. Proprietary and Confidential. A Refreshed Board with Strong, Experienced Directors Mr. Hacker serves as the Board Chair of SpartanNash, where he has led the Board as it has gone through comprehensive transformation and oversaw the Company through extensive executive leadership upgrades ▪ Hacker is a business executive with extensive experience in consumer goods, finance and planning roles ▪ Previously, Hacker served as Executive Vice President, Strategy for UAL Corporation, United Airline’s holding company. Prior to that position, Hacker served with UAL Corporation as President, UAL Loyalty Services, as well as Executive Vice President and Chief Financial Officer. Additionally, early in Hacker’s career, he served in a variety of finance and planning roles at American Airlines ▪ Hacker currently serves as a director and Chair of the Audit Committee of Aircastle Limited, a commercial aircraft leasing company. Hacker also serves as the Co - Chair of the Board of Trustees of a series of open - end investment companies that are part of the Columbia family of mutual funds ▪ Past board experience includes being a director of Travelport Worldwide Limited, a distribution, technology, and payment solutions company; and SeaCube Container Leasing, a shipping container leasor ▪ Hacker has an A.B from Princeton University and an M.B.A. from Harvard Business School Mr . Sarsam serves as President and CEO of SpartanNash, where he leads 16 , 500 Associates serving food retailers in all 50 states as well as the U . S . military both domestically and abroad ▪ Sarsam joined SpartanNash and the Board in 2020 and has since focused on building a strong ”People First” culture as the Company renews its commitment to growth, operational excellence, customer service and innovation ▪ Sarsam has more than three decades of experience in the food industry, which includes serving as CEO of Borden Dairy Company, a dairy processor and distributor, and Ready Pac Foods, a manufacturer and distributor of convenience fresh foods ▪ Prior to leading Ready Pac, Sarsam was President of the Nestlé USA Direct Store Delivery Company, where he created and led the world’s largest frozen direct store delivery network, as well as the Executive Vice President of Sales and Operations at Dreyer’s, which was acquired by Nestlé ▪ Sarsam began his career at PepsiCo, starting as an Associate Engineer and progressed through a series of leadership roles, including Plant Manager, Director of Finance, Region Vice President for Sales and Distribution, and Group Vice President of Go to Market Strategy ▪ Sarsam has a B.S.E. from Arizona State University and an M.S.M. from Stanford University Graduate School of Business Ms. Atkins serves as the Audit Committee Chair of SpartanNash, where she uses her extensive expertise in developing and executing strategic plans for major retail organizations ▪ Atkins is a former partner in the global consumer and retail practice at Bain & Company, a major international consulting firm, where she spent 13 years serving clients in a variety of consumer goods categories and retailers. Additionally, Atkins spent five years with Sears Roebuck & Company in a variety of senior roles ▪ Atkins is currently a director of Darden Restaurants, an owner and operator of full - service restaurants, and Aurora Cannabis, a leading Canadian integrated cannabis producer ▪ Atkins has served on ten North American public company boards, including SunOpta, a manufacturer of natural and organic beverages and snacks; LSC Communications, a provider of print and digital services; True Value Hardware, a leading hardware wholesaler; The Pep Boys – Manny, Moe and Jack, and auto parts and service retailer; Shoppers Drug Mart, Canada’s leading drugstore dealer; and Tim Hortons, Canada’s leading quick serve restaurant chain ▪ Atkins is currently registered as a chartered accountant in both USA and Canada, and holds the highest certification as a professional independent director in both the USA (NACD.DC) and Canada (ICD.D) ▪ Atkins has a BCom from Queens University at Kingston, Ontario and an M.B.A. from Harvard Business School Douglas A. Hacker Independent Director, Board Chair Tony B. Sarsam President and CEO M. Shan Atkins NACD.DC and ICD.D Independent Director, Audit Committee Chair 47

© Copyright 2022 SpartanNash. Proprietary and Confidential. A Refreshed Board with Strong, Experienced Directors Mr. Mannelly bring 36 years of extensive marketing, sales, retail and consumer goods experience, including ten years of food distribution experience ▪ Mannelly is the former CEO of Prestige Brands, a distributor of healthcare and household cleaning products ▪ Prior to Prestige Brands, Mannelly was the CEO of Cannondale Bicycle Corporation, a bicycle supplier; President, Americas for Paxar Corporation, an identification and tracking system manufacturer for retail supply chain; Chief Marketing Officer of the United States Olympic Committee, a federally - charted nonprofit that oversees the Olympics; and Global Director, Retail Development for Nike, a multinational corporation engaged in the design, development, manufacturing, and marketing of footwear, apparel, equipment and services ▪ Mannelly previously served on the Board of Directors of Performance Sports Group, a developer and manufacturer of sports equipment, and Collier Creek Holdings, a special purpose acquisition company ▪ Mannelly has a B.S. from Boston College and M.B.A from University of North Carolina at Chapel Hill Mr. Patel is a proven leader with global operating experience who has consistently driven high performance in technology led gaming, consumer goods and large - scale distribution/supply chain and manufacturing related businesses ▪ Patel is President & CFO of Clarim Acquisition Corp., a special purpose acquisition company. In addition, he is the Executive Chairman of Cloud Agronomics, a leading platform for soil carbon measurement using remote sensing technologies to underpin carbon credit offset markets ▪ Previously, Patel was CEO and Director of Brightstar Corporation, a global wireless device services company owned by SoftBank at the time. Prior to Brightstar, Patel spent more than two decades in various executive and financial leadership roles at GTECH (now IGT), including as President and CEO of GTECH Corporation and Senior Vice President and CFO of the publicly traded GTECH Holdings Corporation ▪ Patel currently serves as an independent Director of Bally’s Corporation, a gaming, betting and interactive entertainment company; and serves on the Board of Rip Van, an innovative low sugar food snacking business. Patel is also Chairman of the Foundation Board of the Community College of Rhode Island ▪ Patel has a B.A. from Birmingham City University (UK) Matthew Mannelly Independent Director Julien Mininberg Independent Director Jaymin Patel Independent Director Mr. Mininberg brings a 31 - year track record of building market - leading multinational brands and businesses, transforming organizations and cultures, operating expertise and boasts seasoned leadership skills ▪ Mininberg is the CEO and director of Helen of Troy Limited, a global developer, marketer and distributor of consumer products. Prior to being appointed as CEO in 2014, he was the CEO of Kaz Inc., a wholly owned subsidiary of Helen of Troy ▪ Spent 15 years at The Proctor & Gamble Company, where he served in a variety of general management and marketing leadership positions in both United States and Latin America ▪ Mininberg serves on the Board of Advisors for Yale School of Management, has been President of Yale School of Management’s global Alumni Association Board of Directors, and was recognized with the Yale Alumni Association’s 2021 Leadership Award ▪ Mininberg has a B.A. from Yale University and M.B.A from Yale School of Management 48

© Copyright 2022 SpartanNash. Proprietary and Confidential. A Refreshed Board with Strong, Experienced Directors Maj. Gen. (Ret.) Proctor brings over 30 years in food distribution and more than 15 years in retail and consumer goods ▪ Proctor currently serves as Managing Partner of Proctor & Boone LLC Consulting, a business consulting firm ▪ Previously, Proctor served as Senior Logistics Consultant in the Department of Defense Business Group of Intelligent Decisions, a provider of information technology solutions ▪ Proctor served for nearly 35 years in the United States Army, where he performed with distinction in numerous senior logistics management roles, as well as led the way in revolutionizing the customer supply chains in food, clothing, medical supplies, equipment and pharmaceuticals. Innovations included initiating the DOD Mail - Order Pharmacy Program; expanding the use of existing commercial supply chains; establishing e - Commerce portals; and reducing the DOD supply chain footprint and the cost of doing business for food, clothing, pharmaceuticals, medical supplies and equipment ▪ Proctor has a B.S. from North Carolina A&T State University and a M.S. from Central Michigan University Mr. Voss serves as the Nominating and Corporate Governance Committee Chair and played an integral part in adding three new highly qualified directors to the Board, while also bringing significant consumer/retail, transaction and public board experience ▪ Voss has served for more than 20 years as Managing Partner of Lake Pacific Partners, a private equity investment firm specializing in food, consumer products and services. During his career, Voss has led merger, acquisition and divestiture transactions totaling more than $3 billion ▪ Voss served as Chairman and CEO of Natural Nutrition Group, a leading natural and organic food processor; as CEO of McCain Foods Inc., a frozen food company; and as President and director of Pilgrim’s Pride Corporation, a multinational food company and one of the largest chicken producers in the world ▪ Voss served as a director for three public companies, two of which were Fortune 500 (Nash Finch and Pilgrims Pride), and the other being Interphase Corp., a communication technology company. Voss has also been a director of over 20 private companies ▪ Voss was a management consultant with Booz Allen Hamilton, advising food, consumer, grocery retail, drug retail, and direct marketing businesses. Additionally, Voss is a CPA (inactive) ▪ Voss has a B.B.A. from The University of Texas at Austin – Red McCombs School of Business and a M.B.A. from Stanford University Maj. Gen. (Ret.) Hawthorne L. Proctor Independent Director Pamela Puryear, Ph.D. Independent Director William R. Voss Independent Director, Nominating and Corporate Governance Committee Chair Dr. Puryear is a business executive with 35 years of global experience in financial services, consulting, healthcare and retail ▪ Puryear recently served as Executive Vice President, Global Chief Human Resources Officer at Walgreens Boots Alliance, a global leader in retail pharmacy ▪ Previously, Puryear served as Senior Vice President, Chief Human Resources Officer at Zimmer Biomet, a leader in musculoskeletal healthcare, where she assisted with the transformation following the Zimmer and Biomet merger; Senior Vice President, Chief Talent Officer at Pfizer, a multinational pharmaceutical and biotechnology company; and Vice President, Organizational Development and Chief Talent Officer at Hospira, a global pharmaceutical and medical device company ▪ Puryear currently serves as an independent Director for NextGen Healthcare, an American software and services company; Standard Motor Products, a manufacturer and distributor of automotive parts; and Rockley Photonics Holdings, a photonics chipset developer ▪ Puryear was inducted into the Executive Leadership Council (ELC), the preeminent member organization for Black Executives in 2019, and was named as one of the 2021 “Elite 100”, recognizing black female executives changing the face of corporate America ▪ Puryear has a B.A. from Yale University, an M.B.A from Harvard Business School, and a Ph.D. from the California School of Professional Psychology 49

© Copyright 2022 SpartanNash. Proprietary and Confidential. Performance Peer Set Evaluation and Selection (1) As set forth in the Investor Group Definitive Proxy Statement, filed on April 19, 2022. Macellum's Peer Groupings 2021 ISS Peers Retail Food Dist. Overall x x x x x x x x x x Company Sector SpartanNash Performance Peers SpartanNash Proxy Peers UNFI Food Distribution x x Albertsons Grocery Retail x Ingles Grocery Retail x x Kroger Grocery Retail x Sprouts Grocery Retail x Weis Grocery Retail x x x x x Performance Food Group Foodservice Distribution x x x Sysco Foodservice Distribution x x x x x x x US Foods Foodservice Distribution BJ's Warehouse Club Andersons Agriculture Supply and Logistics x x x x Beacon Roofing Building Products Distribution x x x x x x x x x x x x x x x x x MRC Global Building Products Distribution Owens & Minor Medical Distribution Patterson Medical Distribution Schneider Transportation / Logistics Univar Solutions Chemical Distribution Veritiv Paper and Packaging WESCO Electrical Distribution x x x Rite Aid Drugstore Retail x Core Mark Convenience Store Distribution x 50

Grocery Distributors and Retailers Are Our Most Relevant Peers 1 2 3 We operate grocery distribution and grocery retail businesses, and therefore consider grocery distributors and grocery retailers as our Operational Peers – and most relevant when benchmarking operational and share price performance. Our Operational Peers include – UNFI, Albertsons, Ingles, Kroger, Sprouts, and Weis Foodservice distributors are frequently also referenced as our peers by other parties, however, the competitive dynamics of the distributors and their customers (restaurants, hospitals and schools) are drastically different compared to grocery distribution and retailing. Food Service Distributors include – Performance Food Group, Sysco, and US Foods Industrial, medical and other distributors also have little relevance to grocery wholesaling and retailing. This group includes – Beacon Roofing, MRC Global, Owens & Minor, Patterson, Univar Solutions and WESCO 51

Adj. EBITDA, Adj. EBITDAR and Adj. EBITDA Margin 2017 – 2021 Note: The Company is unable to provide a full reconciliation of the GAAP to non - GAAP measures used in the fiscal 2022 outlook and long - term targets disclosed in this presentation without unreasonable effort because it is not possible to predict certain adjustment items with a reasonable de gree of certainty since they are not yet known or quantifiable, and do not relate to the Company's routine activities. These adjustments may include, among other items, restructuring and asset impairment activity, acquisition an d integration costs, severance and organizational realignment costs, and the impact of adjustments to the last - in - first - out (LIFO) inventory reserve. This information is dependent upon future events, which may be outside of the Company's control and could have a significant impact on its GAAP financial results for fiscal 2022 or fiscal 2025, respectively. 52 Adjusted EBITDA & EBITDAR (2017 - 2021) (In thousands) Net earnings $ 73,751 $ 75,914 $ 5,742 $ 33,572 $ (52,845) Loss from discontinued operations, net of tax — — 175 219 228 Income tax expense (benefit) 24,906 9,450 (2,342) 6,907 (79,027) Other expenses, net 13,543 17,042 53,367 29,814 24,969 Operating earnings (loss) 112,200 102,406 56,942 70,512 (106,675) Adjustments: LIFO expense 18,652 2,176 5,892 4,601 2,898 Depreciation and amortization 92,711 89,504 87,866 82,634 82,243 Acquisition and integration 708 421 1,437 4,937 8,101 Restructuring and goodwill / asset impairment, net 2,886 24,398 13,050 37,546 228,459 Cloud computing amortization 2,140 297 — — — Costs associated with Project One Team — 493 5,428 — — Organizational realignment, net 589 455 1,812 — — Severance associated with cost reduction initiatives 423 5,154 509 1,023 368 Stock - based compensation 6,975 6,265 7,313 7,646 9,611 Stock warrant 1,958 6,549 — — — Non - cash rent (4,059) (4,733) (5,622) (962) (722) Fresh Cut operating losses — 2,262 — — — (Gain) loss on disposal of assets (106) 3,330 — — — Fresh Kitchen operating losses — — 2,894 — — Fresh Kitchen start - up costs — — — 1,366 8,082 Expenses associated with tax planning strategies — 82 — 225 3,798 Paid time off transition adjustment Other non - cash charges (gains) (21,371) — — — — 424 — (107) — (162) Adjusted EBITDA 213,706 239,059 177,945 209,421 236,002 53rd week — (4,246) — — — Adjusted EBITDA, excluding 53rd week $ 213,706 $ 234,813 $ 177,945 $ 209,421 $ 236,002 Adjustments: Operating lease cost (cash expense, net of sublease income) 66,744 65,725 63,547 58,963 52,237 Adjusted EBITDAR, excluding 53rd week $ 280,450 $ 300,538 $ 241,492 $ 268,384 $ 288,239 Adjusted EBITDA Margin (2017 - 2021) Net Sales $ 8,931,039 $ 9,348,485 $ 8,536,065 $ 8,064,552 $ 7,963,799 Adjusted EBITDA Margin 2.4% 2.6% 2.1% 2.6% 3.0% 2021 (52 Weeks) 2020 (53 Weeks) 2019 (52 Weeks) 2018 (52 Weeks) 2017 (52 Weeks)

Net Long Term Debt and Net Long Term Debt to Adj. EBITDA 2017 - 2022 Net Long - Term Debt to Adjusted EBITDA (2017 - 2021) (In thousands) Net long - term debt $ 395,058 $ 466,541 $ 664,381 $ 679,475 $ 734,284 Adjusted EBITDA 213,706 239,059 177,945 209,421 236,002 Net long - term debt to adjusted EBITDA ratio 1.8 x 2.0 x 3.7 x 3.2 x 3.1 x 2021 (52 Weeks) 2020 (53 Weeks) 2019 (52 Weeks) 2017 (52 Weeks) 2018 (52 Weeks) Net Long - Term Debt (2017 - 2021) (In thousands) Current portion of long - term debt and finance lease liabilities $ 6,334 $ 5,135 $ 6,349 $ 18,263 $ 9,196 Long - term debt and finance lease liabilities 399,390 481,309 682,204 679,797 740,755 Total debt 405,724 486,444 688,553 698,060 Cash and cash equivalents (10,666) (19,903) (24,172) (18,585) Net long - term debt $ 395,058 $ 466,541 $ 664,381 $ 679,475 January 1, 2022 January 2, 2021 December 28, 2019 December 29, 2018 December 30, 2017 53

IT Capital 2020 - 2021 54 IT Capital (2020 - 2021) (In thousands) Purchases of property and equipment $ 79,427 $ 67,298 Plus: Cloud computing spend 6,364 11,634 Capital expenditures and IT capital $ 85,791 $ 78,932 2021 (52 Weeks) 2020 (53 Weeks)

Q1 2021 Adj. EBITDA and Q1 2022 Adj. EBITDA Range (In thousands) Net earnings $ 18,706 $ 19,656 $ 19,516 Income tax expense 4,800 5,100 6,356 16 Weeks Ended April 23, 2022 April 24, 2021 Low High Actual Other expenses, net 3,950 4,000 4,323 Operating earnings 27,456 28,756 30,195 Adjustments: LIFO expense 10,150 10,250 1,655 Depreciation and amortization 28,450 28,500 28,091 Acquisition and integration 230 250 59 Restructuring and asset impairment, net — 20 (161) Cloud computing amortization 875 925 480 Organizational realignment, net 1,000 1,040 641 Severance associated with cost reduction initiatives 235 255 125 Stock - based compensation 4,400 4,500 4,190 Stock warrant 650 700 645 Non - cash rent (1,100) (1,000) (895) Gain on disposal of assets (100) (50) (182) Costs related to shareholder activism 3,400 3,500 — Adjusted EBITDA $ 75,646 $ 77,646 $ 64,843 Low High Net Sales $ 2,740,000 $ 2,770,000 Low High Operating Margin 0.99% 1.05% Low High Adjusted EBITDA Margin 2.73% 2.83% 55

Q1 2022 Military Segment Adj. EBITDA Margin Range 56 16 Weeks Ended April 23, 2022 (In thousands) Low High Military: Operating earnings $ 1,305 $ 1,530 Adjustments: LIFO expense 2,540 2,555 Depreciation and amortization 4,190 4,205 Cloud computing amortization 95 100 Organizational realignment, net 150 155 Severance associated with cost reduction initiatives 30 35 Stock - based compensation 820 825 Non - cash rent (130) (125) Gain on disposal of assets (10) (5) Costs related to shareholder activism 510 525 Adjusted EBITDA $ 9,500 $ 9,800 Low High Military Net Sales $ 608,000 $ 614,000 Low High Military Operating Margin 0.21% 0.25% Low High Military Adjusted EBITDA Margin 1.55% 1.61%